                                                                   EXHIBIT 24.2

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Aetna Inc., hereby severally constitute and appoint Richard L. Huber, Chairman and Chief Executive Officer, Alfred P. Quirk, Jr., Vice President, Finance, Alan M. Bennett, Vice President and Corporate Controller, and Thomas J. Calvocoressi, Vice President and General Counsel, and each of them individually, with full power of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, (i) the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post effective amendments), in connection with the registration under the Securities Act of 1933, as amended, for issuance and sale, in one or more series, of debt or similar obligations of Aetna Services, Inc. (including depository receipts evidencing interests therein) (the "Debt Securities") and of beneficial interest in business trusts (the "Trust Securities", such trusts currently expected to be named Aetna Capital Trust I, Aetna Capital Trust II, Aetna Capital Trust III, and Aetna Capital Trust IV), to be formed under the laws of the State of Delaware, such Debt Securities and Trust Securities being guaranteed to the extent set forth in the Registration Statement by Aetna Inc. and/or Aetna Services, Inc., and
(ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 24th day of April 1998.




-----------------------------------               -----------------------------
Richard L. Huber, Chairman, Chief                 Gerald Greenwald, Director
Executive Officer, President and Director
(Principal Executive Officer and
Principal Financial Officer)



/s/ Leonard Abramson                            /s/ Ellen M. Hancock
-----------------------------------             -------------------------------
Leonard Abramson, Director                      Ellen M. Hancock, Director



/s/ Betsy Z. Cohen                              /s/ Michael H. Jordan
-----------------------------------             -------------------------------
Betsy Z. Cohen, Director                        Michael H. Jordan, Director



                                                /s/ Jack D. Kuehler
-----------------------------------             -------------------------------
William H. Donaldson, Director                  Jack D. Kuehler, Director



/s/ Barbara H. Franklin                         /s/ Frank R. O'Keefe, Jr.
-----------------------------------             -------------------------------
Barbara Hackman Franklin, Director              Frank R. O'Keefe, Jr., Director



/s/ Jerome S. Goodman
-----------------------------------             -------------------------------
Jerome S. Goodman, Director                     Judith Rodin, Director



/s/ Earl G. Graves                              /s/ Alan M. Bennett
-----------------------------------             -------------------------------
Earl G. Graves, Director                        Alan M. Bennett, Vice President
                                                and Corporate Controller
                                                (Controller and  Principal
                                                Accounting Officer)

                                                                   EXHIBIT 24.2

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Aetna Inc., hereby severally constitute and appoint Richard L. Huber, Chairman and Chief Executive Officer, Alfred P. Quirk, Jr., Vice President, Finance, Alan M. Bennett, Vice President and Corporate Controller, and Thomas J. Calvocoressi, Vice President and General Counsel, and each of them individually, with full power of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, (i) the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post effective amendments), in connection with the registration under the Securities Act of 1933, as amended, for issuance and sale, in one or more series, of debt or similar obligations of Aetna Services, Inc. (including depository receipts evidencing interests therein) (the "Debt Securities") and of beneficial interest in business trusts (the "Trust Securities", such trusts currently expected to be named Aetna Capital Trust I, Aetna Capital Trust II, Aetna Capital Trust III, and Aetna Capital Trust IV), to be formed under the laws of the State of Delaware, such Debt Securities and Trust Securities being guaranteed to the extent set forth in the Registration Statement by Aetna Inc. and/or Aetna Services, Inc., and
(ii) a Registration Statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.


WITNESS our hands on this 16th day of June 1998.



/s/ Richard Huber
-----------------------------------               -----------------------------
Richard L. Huber, Chairman, Chief                 Gerald Greenwald, Director
Executive Officer, President and Director
(Principal Executive Officer and
Principal Financial Officer)



-----------------------------------             -------------------------------
Leonard Abramson, Director                      Ellen M. Hancock, Director



-----------------------------------             -------------------------------
Betsy Z. Cohen, Director                        Michael H. Jordan, Director



-----------------------------------             -------------------------------
William H. Donaldson, Director                  Jack D. Kuehler, Director



-----------------------------------             -------------------------------
Barbara Hackman Franklin, Director              Frank R. O'Keefe, Jr., Director



-----------------------------------             -------------------------------
Jerome S. Goodman, Director                     Judith Rodin, Director




-----------------------------------             -------------------------------
Earl G. Graves, Director                        Alan M. Bennett, Vice President
                                                and Corporate Controller
                                                (Controller and  Principal
                                                Accounting Officer)